CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Skibo Financial Corp.(the "Company") on Form 10-QSB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Walter
G. Kelly, President and Chief Executive Officer, and Carol A. Gilbert, Chief Financial and Operating Officer, Secretary and Treasurer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2)   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.





/s/Walter G. Kelly                          /s/Carol A. Gilbert
-------------------------------------       --------------------------------------
President and Chief Executive Officer       Chief Financial and Operating Officer,
(Principal Executive Officer)               Secretary and Treasurer
                                            (Principal Financial and Accounting Officer)

Date: January 27, 2004                      Date: January 27, 2004
